UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2017

PACE HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37551	98-1247187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 405-8458

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

An Extraordinary General Meeting of the shareholders of Pace Holdings Corp., a Cayman Islands exempted company (“Pace”) was held on March 1, 2017 (the “Meeting”). Present at the Meeting were holders of 53,101,981 shares of Pace’s ordinary shares in person or by proxy, representing 94.40% of the voting power of Pace’s ordinary shares as of February 8, 2017, the record date for the Meeting, and constituting a quorum for the transaction of business.

The shareholders of Pace voted on the proposals listed below. Each proposal is described in more detail in the proxy statement/prospectus of Porto Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Holdco”) which the Securities and Exchange Commission (the “SEC”) declared effective on February 10, 2017 and is incorporated by reference in this Current Report on Form 8-K.

1. To adopt the Transaction Agreement, dated December 13, 2016, among Pace, Playa Hotels & Resorts B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Playa”), Holdco, and New PACE Holdings Corp., a Cayman Islands exempted company (“New Pace”) (the “Transaction Agreement”) and approve the transactions contemplated thereby, including the business combination, the effect of which replicates the economics of a merger of Pace and Playa, and results in Holdco becoming the ultimate parent company to New Pace and Playa’s direct and indirect subsidiaries (the “Business Combination”) (the “Business Combination Proposal”).

2. To approve the merger of Pace with and into New Pace, with New Pace being the surviving company in such merger (the “Pace Merger”) and authorize, approve and confirm the Merger Proposal between Holdco and Playa (the “Plan of Merger”) (the “Pace Merger Proposal”).

3. To consider and vote upon, on a non-binding advisory basis, the approval of certain governance provisions contained in the Holdco Articles of Association that are not required by Dutch law and materially affect shareholder rights:

A. The election of director candidates and incumbent directors annually for appointment for a term ending at the end of the annual General Meeting to be held in the year following their appointment (the “Holdco Articles of Association– Term of Holdco Board of Directors Proposal”);

B. The requirement that a notice of a general meeting of shareholders must include items for which a written request has been given (no later than 60 days prior to the general meeting) by one or more shareholders representing (individually or collectively) 3% or more of Holdco’s issued share capital (the “Holdco Articles of Association– Ability to Bring Matters for Discussion Before a General Meeting of Holdco Proposal”);

C. A provision that certain parties who compete with Holdco will be prohibited from beneficially owning ordinary shares exceeding certain percentage thresholds of the issued and outstanding ordinary shares of Holdco, as reasonably calculated by the board of directors of Holdco (the “Holdco Articles of Association– Shareholding Limits for Certain Shareholders of Holdco Proposal”);

D. The requirement that, subject to certain exceptions, the holders of at least one third of the issued and outstanding ordinary shares of Holdco’s capital, present in person or represented by proxy, will constitute a quorum at a general meeting of shareholders (the “Holdco Articles of Association– Quorum Required to Conduct Business before a General Meeting of Holdco Proposal”).

4. To approve the adjournment of the Meeting to a later date or dates (i) to the extent necessary to ensure that any required supplement or amendment to the proxy statement/prospectus is provided to Pace shareholders or, if as of the time for which the Meeting is scheduled, there are insufficient Pace ordinary shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Meeting, (ii) in order to solicit additional proxies from Pace shareholders in favor of the Business Combination Proposal and the Pace Merger Proposal, or (iii) if Pace shareholders redeem an amount of class A ordinary shares such that the minimum proceeds condition to each party’s obligation to consummate the Business Combination would not be satisfied (the “Adjournment Proposal”).

The voting results for each of these proposals are set forth below.

1.	Approval of the Business Combination Proposal

For	Against	Abstain
52,586,239	506,627	9,115

Based on the votes set forth above, the shareholders adopted the Transaction Agreement and approved the transactions contemplated thereby, including the Business Combination.

2.	Approval of the Pace Merger Proposal

For	Against	Abstain
52,586,033	506,627	9,321

Based on the votes set forth above, the shareholders approved the Pace Merger and authorized, approved and confirmed the Plan of Merger.

3A.	Approval of Holdco Articles of Association– Term of Holdco Board of Directors Proposal

For	Against	Abstain
52,489,671	0	612,310

3B.	Approval of Holdco Articles of Association– Ability to Bring Matters for Discussion before a General Meeting of Holdco Proposal

For	Against	Abstain
42,242,779	10,246,892	612,310

3C.	Approval of Holdco Articles of Association– Shareholding Limits for Certain Shareholders of Holdco Proposal

For	Against	Abstain
52,455,786	33,125	613,070

3D.	Approval of Holdco Articles of Association– Quorum Required to Conduct Business before a General Meeting of Holdco

For	Against	Abstain
41,945,581	10,544,090	612,310

Based on the votes set forth above, the shareholders, on a non-binding advisory basis, approved certain governance provisions contained in the Holdco Articles of Association.

4.	Approval of the Adjournment Proposal

For	Against	Abstain
50,168,190	676,481	2,257,310

With respect to the Adjournment Proposal, although the Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Meeting was determined not to be necessary or appropriate.

Item 8.01	Other Events.

On March 1, 2017, Pace and Playa issued a joint press release announcing that the shareholders of Pace have approved the Business Combination. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

Pace has caused Holdco to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which the SEC declared effective on February 10, 2017, including a prospectus with respect to Holdco’s securities to be issued in connection with the Business

Combination between Pace and Playa and a proxy statement of Pace in connection with the Business Combination. Pace has mailed to its shareholders the definitive proxy statement/prospectus with respect to Holdco’s securities to be issued in connection with the Business Combination. PACE’S SHAREHOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY. The Registration Statement and other relevant materials and any other documents filed by Pace, Holdco or Playa with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, shareholders may obtain free copies of the Registration Statement by directing a request to: Pace Holdings Corp., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, email: Pace@tpg.com.

Forward Looking Statements

This Current Report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Pace, Playa or the combined company after completion of any proposed Business Combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the ability to meet NASDAQ’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (4) costs related to the proposed Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that Playa or Pace may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated from time to time in the final prospectus of Pace, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission by Pace. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Pace and Playa undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Cayman Islands.

Item 9.01	Exhibits

(d)	Exhibits

Exhibit Number	Exhibit

99.1	Joint Press Release issued by Pace and Playa on March 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pace Holdings Corp.

Date: March 1, 2017	By:	/s/ Karl Peterson
	Name:	Karl Peterson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Joint Press Release issued by Pace and Playa on March 1, 2017.